Exhibit 99 PSEG Public Service Enterprise Group

Forward-Looking Statement
Readers are cautioned that statements contained in this presentation about our future performance, including future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995.
When used herein, the words “anticipate”, “intend”, “estimate”, “believe”, “expect”, “plan”, “should”, “hypothetical”, “potential”, “forecast”, “project”, variations of such words and similar expressions are intended to identify forward-looking statements.  Although we believe that our expectations are based on reasonable assumptions, they are subject to risks and uncertainties and we can give no assurance they will be achieved.  The results or developments projected or predicted in these statements may differ materially from what may actually occur.  Factors which could cause results or events to differ from current expectations include, but are not limited to:
adverse changes in the demand for or price of the capacity and energy that we sell into wholesale electricity markets, adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards, any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators, changes in federal and state environmental regulations that could increase our costs or limit our operations, changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units, actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
any inability to balance our energy obligations, available supply and trading risks, any deterioration in our credit quality, or the credit quality of our counterparties, including in our leveraged leases, availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs, any inability to realize anticipated tax benefits or retain tax credits, changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units, delays in receipt of necessary permits and approvals for our construction and development activities, delays or unforeseen cost escalations in our construction and development activities, any inability to achieve or continue to sustain, our expected levels of operating performance, increase in competition in energy markets in which we compete, challenges associated with recruitment and/or retention of a qualified workforce, adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in discount rates and funding requirements, and changes in technology and customer usage patterns.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any  forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with generally accepted accounting principles in the United
States (GAAP).  Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes gains or losses associated with
Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items.  PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP.  PSEG believes that the non-GAAP financial measure of
Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.  This information is not intended to be viewed as an alternative to
GAAP information. The last page in this presentation (page A) includes a list of items excluded from Income from Continuing Operations to reconcile to
Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

Agenda
Presentation Presenter
Welcome/Introduction Kathleen Lally
The Business of PSEG Ralph Izzo
The Business of PSE&G Ralph LaRossa
BREAK
The Business of PSEG Power William Levis
The Business of Power ER&T Shahid Malik
Q&A
PSEG Financial Review & Outlook Caroline Dorsa
Summary Ralph Izzo
Q&A

PSEG – The Business of PSEG Ralph Izzo Chairman, President and Chief Executive Officer

The business of PSEG:
A focus on excellence
and a commitment to enhancing shareholder value
Operational
Excellence
Highly Valued /
Engaged
Employees
Reliability
Growth /
Value Creation
Strategy
Political /
Regulatory
Environment
Sustainable
Financial
Performance

PSEG

PSE&G

PSEG *Power LLC*

PSEG *Energy Holdings*

PSEG

Growing an operationally excellent, integrated
generation, transmission and distribution business
Renewable Investments
Electric & Gas Delivery
and Transmission
Regional Wholesale Energy
Assets $17.5B
Operating Earnings
$521M
Assets $11.1B
Operating Earnings
$845M
Assets $1B
Operating Earnings
$5M
Assets and operating earnings are for the year ended 12/31/2011.
* See page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
PSE&G positioned
to meet NJ’s
energy policy and
economic growth
objectives
with a $5.4 billion
investment program
through 2014
PSEG Power’s
low-cost, base load
and load following fleet
is geographically well
positioned and
environmentally
responsible
PSEG Energy Holdings
positioned to pursue
attractive renewable
generation
opportunities

PSEG

PSE&G

PSEG
Power LLC

PSEG
Energy Holdings

PSEG

2011 – A year of significant accomplishment
despite challenging markets
• NJBPU approved
capital spending with
supportive recovery
mechanisms
• Transmission
incentive rate
treatment granted
• EEI Emergency
Response Award
• 10th consecutive
Reliability One Award
• License extensions
obtained for Salem
and Hope Creek
• Record production at
both Hope Creek and
the CCGT fleet
• Texas assets sold
• 25 MW Solar project
in Arizona
• Continued de-risking
of legacy portfolio
• Denver building
sold
• IRS settlement on
LILO/SILO tax
matters
• Dynegy settlement

Earnings per share*
$2.91
$3.09
$3.12
$2.74
2008
2009
2010
2011

PSEG

Consistently achieving earnings objectives
Guidance            $2.80-$3.05                      $3.00-$3.25                    $3.00-$3.25                     $2.50-$2.75
2008
* Operating earnings; See page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
*Texas generating units are excluded from all years’ operating results.

Focused program which improved operating efficiency and
directed capital investment to PSE&G reduced the impact
of lower energy prices on operating earnings
• O&M Growth per year
• Transmission Rate Base
• Utility Cap Stimulus Spending
• Utility Solar & EE Cap Exp
• EFORd Rate
CCGT
Coal
• Nuclear Generation
• Holdings Solar Investment
• 2.4% (planned)
• $866
• $0
• $0
• 1.6%
• 8.4%
• 29.3TWh
• $0
• 0.4% (actual)
• $1,600
• $760
• $687
• 1.1%
• 6.6%
• 30.1TWh
• $120
2008
PSEG Focus
($ millions, except as noted)
2011
$2.91 $2.74 Operating Earnings Per Share
$69.85 $43.57 PJM West RTC ($/MWh)

11 Returning cash to investors through common dividends and preserving flexibility to invest for future growth PSEG Annual Dividend Rate $1.17 $1.29 $1.33 $1.37 $1.37 2007 2008 2009 2010 2011

•
Improving efficiency
•
Supporting rules that improve
market transparency and
competition
•
Investing in infrastructure -
transmission and peaking -
reduces congestion and
provides reliable service at a
reasonable cost
•
Evaluating new investment
opportunities
Executing on strategy that fits today’s market:
solid, sustainable, value-creating
Market Environment
PSEG Strategy
• Low natural gas price outlook
and slow recovery in demand
growth
• Challenges to competitive
markets
• Environmental mandates
affect generation dispatch

PSEG O&M
2.5
2.0
1.5
1.0
0.5
0.0
$ Billions
2011
2012E
2013E
2014E

PSEG

13 Operating efficiently in response to low commodity prices 2011 – 2014 CAGR Total O&M 2.9% O&M Pension

Supporting a competitive market place
Federal Court
• Pending challenge to constitutionality
of LCAPP Act
• Summary judgment motions pending
PJM
• Filed with FERC proposed RPM auction
improvements to support new market-
based generation
• FERC evaluation of generator
interconnection process is underway
FERC
• Minimum offer price rule (MOPR) limits
ability of subsidized generation to distort
capacity markets
• Below-MOPR bid if based on
reasonable cost / revenue expectations
State of New Jersey
• Energy Master Plan policy goals
• State support for subsidized generation
dependent on appeals process and
RPM auction outcome
• Two appeals challenging LCAPP
implementation pending in NJ Appellate
Division
Long Term Capacity Agreement Pilot Program (LCAPP)

PSEG Power’s Position
Criteria Pollutants
(CSAPR)
•
Well positioned on NO
X
and SO
2
, net of anticipated allowances
Mercury & Air Toxics
(MATS)
•
Generally well positioned on Hg, particulate matter, and HCl
•
Comprehensive coal controls (SCR planned at Conemaugh)
High Electric Demand
Days (HEDD)
•
Compliance strategy under review (retirements or investments)
Coal Combustion
Byproducts
•
Power uses dry ash systems
•
Coal ash and scrubber waste tested as non-hazardous
316(b) Cooling Water
Regulations
•
Power shares general industry exposure on capital expenditure
•
Ongoing, positive industry dialogue with EPA
•
Power has over $150M in estuary enhancement program at Salem
Market uplift expected as a result of environmental rules (due to retirements, derates, higher VO&M costs or higher emission allowances prices)
Estimated energy impact of CSAPR and MATS: $2-$5/MWh, not fully reflected in current forward prices
Retirements (MATS and HEDD) will provide strong support to capacity markets
Power is generally well positioned to meet the anticipated requirements:
Positioned to benefit from environmental leadership

Holdings Growth
$0.1B
1%
Environmental
$0.2B
3%
Maintenance
$1.3B
20%
PSE&G
Growth
$4.4B
66%
Power Growth
$0.7B
10%

PSE&G
$5.4B
80%
Power
$1.1B
17%
Parent SC
$0.1B
1.5%
Holdings
$0.1B
1.5%

Investments focused on growth to meet
customer requirements
PSEG 2012-2014E Capital Spending
$6.7 Billion
by Subsidiary
PSEG 2012-2014E Capital Spending
$6.7 Billion
Growth / Environmental / Maintenance
E = Estimate; Capital excludes IDC and AFUDC.

30%
35%
40%
45%
50%
55%
2012E 2013E 2014E
30%
35%
40%
45%
50%
55%
2012E 2013E 2014E
PSEG Power
Funds from Operations / Total Debt
PSEG
Debt as Percent of Capital
• Credit metrics remain above our floor levels, notwithstanding near-term power market expectations
• Investment Capacity exceeds $700 million in all years even with large capital expenditures at PSE&G
• PSEG maintains its capital structure throughout the forecast period
A solid financial strategy – balance sheet strength
to direct investments to the areas of greatest
growth and value potential

Our 2012 earnings guidance is influenced by a
decline in energy prices and increased investment
at PSE&G
2012 Operating Earnings Forecast
*See page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings; All periods reflect Texas in
Discontinued Operations.  E=Estimate.
2011 Operating Earnings* 2012 Guidance
$2.25 to $2.50E
$2.74
Opportunities beyond
2012 to create long-term
value include:
New Reliability Based
Transmission
Solar 4 All Extension
Energy Efficiency
Gas Infrastructure
New Build at Power
Holdings Solar
Future Dividend Growth

2010 2011 2012E
Our earnings mix has changed
Operating Earnings Contribution by Subsidiary*
*See page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings; All periods reflect Texas in
Discontinued Operations.
$3.12
$2.74 $2.25-$2.50E
PSE&G
Power
Other
Operating EPS
27%
38%
~45%
61%
69%
~50%

Dividend growth based on greater and increasing
earnings contribution from stable, regulated
business
*See page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings; All periods reflect Texas in
Discontinued Operations.  E=Estimate.
$1.42E
$1.37
Modest and Sustainable
Dividend Growth
Consistent With Stable
Regulated Growth and
Cash Generation
Outlook at PSEG Power
$0.00
$0.50
$1.00
$1.50
2011 Dividend 2012 Dividend

21 The business of PSEG: The events of 2011 illustrate what our strategy means for employees, customers and the communities we serve eople providing afe, Reliable, conomic and reen energy P S E G

PSEG Value Proposition
Operating
Excellence
Regulatory/
Market
Drivers
Financial
Strength
Disciplined
Investment
•
Clean, low cost Nuclear, CCGT, and Coal generating fleet
•
Large, reliable electric and gas distribution operations
•
Energy markets in midst of transformational change
Environmental compliance costs and low natural gas prices to force retirements of 11 to 25 GW of existing generation in PJM
Infrastructure upgrades/reliability requirements driving regulated investment
•
PSEG in position to benefit from higher market prices for
power and 13% CAGR in regulated rate base
•
Strong balance sheet provides flexibility and liquidity to
finance growth opportunities
•
Meaningful 2012 dividend increase and revised dividend
policy
•
Management long-term incentive leveraged to
shareholder value creation

The Business of PSE&G Ralph LaRossa President and Chief Operating Officer, PSE&G

Operational
Excellence
Highly
Valued/Engaged
Employees
Reliability
Growth/
Value Creation
Strategy
Political/
Regulatory
Environment
Sustainable
Financial
Performance
The business of PSE&G:
A focus on excellence
and a commitment to enhancing shareholder value

Electric Territory
Gas Territory
Transmission by Voltage
138KV
161KV
230KV
345KV
500KV

PSE&G is the largest electric and gas distribution
and transmission utility company in New Jersey
providing renewable and energy efficiency solutions
* Weather normalized - estimated annual growth per year over forecast period.
** Specific projects approved for incentive rate treatment with additional ROE.
*** Energy Efficiency Annualized Savings (includes conversion of gas savings).
Electric Gas
Customers
Growth (2007 – 2011)
2.2 Million
0.7%
1.8 Million
0.7%
Electric Sales and Gas Sold and Transported 42,506 GWh 3,527 M Therms
Projected Annual Load Growth (2012 – 2014) 0.8%* 0.1%*
Historical Annual Peak Load Growth Transmission (2007 – 2011) 1.7%
Projected Annual Load Growth Transmission (2012 – 2014) 1.4%
Sales Mix
Residential 33% 60%
Commercial 57% 36%
Industrial 10% 4%
Transmission
Electric Gas
Approved Rate of Return 11.68% ROE** 10.3% ROE 10.3% ROE
Renewables and Energy Efficiency
2009-2011
Total Program
Plan
Solar Loan 38 MW 81 MW
Solar 4 All 59 MW 80 MW
Energy Efficiency Initiative (annualized equivalent)*** 282 GWh 402 GWh

PSE&G’s investment program is a balance of key
objectives to realize sustainable growth
State Goal PSE&G  Actions
Maintain reliability • Capital investments in transmission
• Maintain superior distribution system
reliability
• Capital infrastructure programs
70% of state electric
needs from clean energy
• Solar 4 All program
• Solar Loan program
Promote cost effective
conservation, energy
efficiency and demand
response
• Carbon Abatement program
• Energy Efficiency Economic Stimulus
• Demand Response
• Energy Efficiency Economic Stimulus
Extension

PSE&G is meeting objectives by providing reliable
service to customers and reasonable returns to
shareholders
•
Earned authorized return on equity
•
Ensuring customer satisfaction with focus on service
– ReliabilityOne Mid-Atlantic Region 10
th
consecutive year
– Storm response
•
Established regulatory framework for future growth
– FERC Transmission formula rate treatment and incentive rates for major Transmission projects
– BPU approval of Capital Infrastructure and Energy Efficiency extensions

Combination of regulatory agreements and cost
containment have enabled us to achieve our
allowed ROE
0.0%
4.0%
8.0%
12.0%
2009 2010 2011
8.3%
11.1%
9.9%**
PSE&G Combined ROE*
*  Includes Transmission, Distribution and Renewables/Energy Efficiency.
** 2010 excludes impact of MTC write-off.

0
200
400
600
800
1,000
1,200
2009 2010 2011
O&M Pension
PSE&G O&M*
* Excludes Regulatory Clauses.
PSE&G has managed its O&M by streamlining the
organization and increasing productivity
2009 – 2011
CAGR: (4.1%)

SAIDI VS. O&M
$0.00
$3.00
$6.00
$9.00
$12.00
0 30 60 90 120 150 180 210 240
SAIDI
PSE&G provides high reliability at below average
cost which creates superior value to customers
Median
PSE&G
SAIDI = System Average Interruption Duration Index, a measure of average outage duration for all customers served.

Gas Leak Response Rate VS. O&M Per Dkth
$1.00
$0.75
$0.50
$0.25
$-
O&M/Dkth
96.0
98.0
100.0
Gas Leak Response Rate (%)

PSEG

31 PSE&G prioritizes public safety while maintaining value to customers PSE&G Median Leak Response Rate = Percentage of Utility responses to reported leaks within one hour.

2,000
1,500
1,000
500
0
($ Millions)
2009
2010
2011
2012E
2013E
2014E
Renewables and Energy Efficiency
Transmission
Distribution Capital Infrastructure Clauses
Distribution

PSEG

32 PSE&G is focused on execution of capital programs to improve reliability and meet State energy policy goals PSE&G Capital Expenditures

Investment in Transmission ensures customer
reliability at a reasonable risk adjusted return for
investors
0
250
500
750
1,000
1,250
1,500
2009 2010 2011 2012E 2013E 2014E
Major Transmission Projects
Other RTEP
69kV Transmission
Other Transmission
•
Transmission represents approximately 66% of PSE&G’s planned investment from
2012-2014
•
Transmission is expected to comprise ~41% of PSE&G rate base by 2014, almost doubling from 21% in 2011
•
Investments are driven by PJM mandated reliability projects and replacement of aging infrastructure
Capital Expenditures

✓	✓	
		✓	✓	
		✓	✓	
		✓	✓	
		✓	✓	

PASSAIC
Hopatcong
Roseland
W.Orange
Bergen
Hudson
Bayonne
Sewaren
WARREN
HUNTERDON
UNION
MIDDLESEX
MONMOUTH
Burlington
Camden
Gloucester
Mickleton
OCEAN
CAMDEN
SALEM
ATLANTIC

Approved
ROE
Inclusion of
CWIP in
Rate Base
100%
Recovery of
Costs Due to
Abandonment
Total
Estimated
Project
Costs
Susquehanna-Roseland 12.93% $750
Northeast Grid Reliability 11.93% $895
North Central Reliability 11.68% $390
Burlington – Camden 230kV 11.68% $381
Mickleton – Gloucester 230kV 11.68% $435
Major Transmission Projects
FERC and PJM support for transmission investment has
created substantial opportunities for PSE&G to improve
reliability while earning contemporaneous returns

Hopatcong
Roseland
PASSAIC
WARREN
UNION
SOMERSET
HUNTERDON
MIDDLESEX
MONMOUTH
BURLINGTON
OCEAN
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY

Major Project: Susquehanna-Roseland
•
PJM RTEP project b0489
•
ROE of 12.93% (including 1.25% incentive)
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to
abandonment
•
In-service in phases between 2014-2015
Project Status:  Engineering and Licensing
Project Description: Susquehanna-Roseland consists of constructing 150 miles of 500kV circuit (46 miles in NJ) with two new 500kV GIS switching stations at Roseland and Hopatcong
Project
Estimate*
Through year-
end 2011
2012-2014E
$750M $178M $488M
*Project is shared with PPL. Project Estimate represents PSE&G’s construction responsibility for the NJ portion.

Roseland
Bergen
Hudson
Bayonne
PASSAIC
WARREN
MORRIS
ESSEX
UNION
SOMERSET
MERCER
MONMOUTH
BURLINGTON
OCEAN
CAMDEN
GLOUCESTER
SALEM
CUMBERLAND

Major Project: Northeast Grid Reliability
•
PJM RTEP project b1304
•
ROE of 11.93% (including 0.25% incentive)
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to
abandonment
•
In-service 2015
Project Status: Engineering and Licensing
Project Description: Northeast Grid Reliability consists of upgrading approximately 50 overhead circuit miles of 138kV transmission line to 230kV, constructing approximately 18 miles of new underground 230kV lines, and converting twelve existing stations to 230kV operation
Project
Estimate
Through year-
end 2011
2012-2014E
$895M $2M $728M

SUSSEX
PASSAIC
BERGEN
Roseland
W.Orange
WARREN
ESSEX
UNION
SOMERSET
HUNTERDON
Sewaren
MIDDLESEX
MERCER
MONMOUTH
BURLINGTON
OCEAN
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY

PSEG

Major Project: North Central Reliability
•
PJM RTEP project b1154
•
ROE of 11.68%
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to
abandonment
•
In-service 2014
Project Status: Engineering and Licensing
Project Description: North Central Reliability consists of upgrading 55 circuit miles of 138kV transmission line to 230kV, and converting six existing stations to 230kV operation
Project
Estimate
Through year-
end 2011
2012-2014E
$390M $20M $370M

SUSSEX
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
HUDSON
UNION
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
Burlington
Camden
BURLINGTON
OCEAN
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY

Major Project: Burlington-Camden 230kV
•
PJM RTEP project b1156
•
ROE of 11.68%
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to
abandonment
•
In-service 2014
Project Status: Engineering, Licensing, and Outside
Plant Construction
Project
Estimate
Through year-
end 2011
2012-2014E
$381M $43M $338M
Project Description: Burlington-Camden 230kV consists of upgrading 37 circuit miles (30 miles of overhead and 7 miles of underground) of 138kV transmission line to 230kV, converting the existing stations to 230kV operation

Camden
Gloucester
Mickleton
SUSSEX
PASSAIC
MORRIS
SOMERSET
UNION
HUNTERDON
MIDDLESEX
MONMOUTH
OCEAN
BURLINGTON
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND

PSEG

Major Project: Mickleton-Gloucester-Camden 230kV
•
PJM RTEP project b1398
•
ROE of 11.68%
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to
abandonment
•
In-service 2015
Project Status: Preliminary Design
Project Description:  Mickleton-Gloucester -Camden 230kV consists of upgrading 12 overhead circuit miles of 138kV transmission to 230kV, installing approximately 20 circuit miles of new 230kV underground, installing 10 circuit miles of new 230kV overhead, and upgrades at five existing stations
Project
Estimate
Through year-
end 2011
2012-2014E
$435M $2M $342M

PSE&G is replacing aging distribution infrastructure
to improve reliability at a reasonable return
0
250
500
750
1,000
2009 2010 2011 2012E 2013E 2014E
Dist. Capital Infrastructure
Programs
Distribution New Business
Distribution Base
•
Capital Infrastructure Program II was approved in 2011 with spending through
2012
•
Recent incidents in the gas industry have led to enhanced focus on safety of natural gas pipeline systems
•
Utility storm response in NJ is under review by the Board of Public Utilities
Capital Expenditures

Providing solutions to New Jersey’s energy and
economic development goals
0
100
200
300
400
2009 2010 2011 2012E 2013E 2014E
Energy Efficiency
Renewables
($ Millions)
Approval Date
Total
Amount
Spending
Thru 2011
Remaining
Spending
Renewables
Solar Loan I & II
April 2008/
November 2009
$248 $127 $121
Solar 4 All July 2009 451 361 90
Energy Efficiency
Carbon Abatement December 2008 46 40 6
Energy Efficiency Economic Stimulus July 2009 166 144 22
Demand Response July 2009 45 15 30
Energy Efficiency Economic Stimulus
Extension
July 2011 95 - 95
Total $1,051 $687 $364
Capital Expenditures

Contemporaneous recovery mechanisms represent
approximately $4.1 billion of the total $5.4 billion
capital spending forecast
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
2009 2010 2011 2012E 2013E 2014E
Capital Infrastructure
Programs (CIP I & II)
Solar
Energy Efficiency
Transmission
Distribution (Base +
New Business)
PSE&G Capital Expenditures

12,000
10,000
8,000
6,000
4,000
2,000
0
($ Millions)
2009
2010
2011
2012
2013
2014
Gas Distribution
Electric Distribution
Transmission
Solar/Energy Efficiency

PSEG

43 PSE&G’s investment program provides opportunity for ~13% annualized growth in rate base from 2011* PSE&G Projected Rate Base *Starting from 2011 year-end Rate Base of $7.6 billion.

$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2010 2014E
Typical Annual Bill
Combined Electric and Gas
Residential Customer
Additional investments by PSE&G will stimulate NJ
economy by creating jobs, while improving reliability
to customers
Supply Supply*
Delivery and
Clauses
Delivery and
Clauses
Impact of
Transmission
investment
Impact of Renewable
and Distribution
investment
Lower commodity costs are expected to fully offset the impact to customer bills
* 2014 estimated supply cost is based on BGS rates effective 9/2011 and BGSS rates effective 12/2011.

PSE&G’s operating earnings growth has been
achieved with a focus on cost control and execution
of capital programs
0
100
200
300
400
500
600
2009 2010 2011 2012
Guidance
$321
$521
Earnings
Guidance
$430
PSE&G Operating Earnings*
$530-$560
* See page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

The business of PSE&G:
Delivering value by
meeting the needs of our customers and
shareholders
Meeting
Commitments
Ready for
the Future
• Achievement of allowed ROE
• Focus on cost control while
maintaining operational
excellence
• Celebrating a decade of
reliability excellence in our
region
• Recognized efforts related to
major storm response during
Hurricane Irene and October
snow storm
• Successful execution of capital
programs
• Significant investments with
contemporaneous recovery
• Transmission represents 66% of
total capital program
• Pursuing new programs in support
of State energy goals
• Maintaining reliability while
controlling costs
• Projected annual rate base growth
of ~13% through 2014

The Business of PSEG Long Island Ralph LaRossa President and Chief Operating Officer, PSE&G

LIPA, a New York State agency, owns T&D and generation assets (formerly LILCO)
– 1.1 million electric customers
– Public / private business model:
• T&D owned by LIPA
• Privately operated
– Sound T&D operations, but ongoing rate concerns, challenged storm restoration efforts, low customer satisfaction ratings
December 2011 – PSEG and partner Lockheed Martin selected to manage T&D system
– Management Services contract
– Transition period: 2012 – 2013
– Contract operating period: 2014 - 2023
– Economic terms:
• Fixed fee escalating at regional CPI
• Up to 15% incentive fee for certain performance metrics
The business of PSEG:
Finding opportunities to
extend and profit from our operational excellence

Conference Break

The Business of PSEG Power William Levis President & Chief Operating Officer, PSEG Power

The business of PSEG Power:
A focus on
operating excellence and a commitment to
enhancing shareholder value
Highly
Valued/Engaged
Employees
Growth/
Value Creation
Strategy
Political/
Regulatory
Environment
Operational
Excellence
Reliability
Sustainable
Financial
Performance

2011 accomplishments support availability of
low-cost, clean energy supply
Strong safety performance, O&M control,
reduced environmental footprint
Improvement in forced loss rate & EFORd
Meeting EPA requirements, nuclear license
renewal, prepared for future
Strong emphasis on developing people to
drive operational excellence
Uprates, peaker construction, evaluating
new opportunities
Operating Excellence
Reliability
Regulatory Environment
People
Growth/Value Creation

Asset diversity enables fleet optimization in
response to changing market dynamics
18% 44%
8%
Fuel Diversity
Coal
Gas
Oil
Nuclear
Pumped
Storage
1%
Energy Produced*
Total GWh: 53,980
56%
15%
Pumped Storage
& Oil <1%
Nuclear
Coal
Gas
Total MW: 13,060
28%
9%
* 2011
• Well suited to serve load shaped
products
• Market knowledge and experience to
maximize the value of our assets
• Multiple emission controls installed
Intermediate
Energy Market Served
Total MW: 13,060
28%
23%
34%
43%
Baseload
Peaking
• Low-cost portfolio
• Fuel flexibility
• Regional focus in competitive, liquid markets
• Assets favorably located near customers/load
centers

$0
$1
$2
$3
$4
$5
$6
PPL RECO METED PECO JCPL PEPCO AECO DPL PSEG BGE
$40
$42
$44
$46
$48
$50
WESTERN
HUB
PPL RECO METED PECO JCPL PEPCO AECO DPL PSEG BGE
A well positioned fleet
Note: Reflects prices of original PJM load zones.
• PSEG Power 2011 basis ~$5/MWhr RTC
• While 5 year average has declined, volatile
periods help to maintain pricing
• Premium pricing also seen in capacity
markets
2011 RTC LMPs
2011 Basis to PJM West RTC
PSEG North
PSEG Zone
Eastern MAAC
RPM Zones
Current plant locations
New Haven
Bridgeport
Bethlehem Energy Center
(Albany)
Conemaugh
Keystone
Peach Bottom
Bergen
Kearny
Essex
Sewaren
Edison
Linden
Mercer
Burlington
National Park
Hudson
Hope Creek
Salem
Yards Creek

A focus on operating excellence within a safety-
oriented culture to maximize the value of our assets
•
Benchmark performance
•
Improve performance based on
gaps identified
•
Establish performance metrics
within safety-oriented culture
•
Implement material condition
improvement plan
•
Improve outage performance
•
Increase output
•
Safety improvements
•
Strengthened nuclear fundamentals
and refueling outage excellence
•
Improved fossil outage planning and
execution, seasonal readiness
•
Implementation of capital projects on
time, on budget
•
Strengthened stakeholder confidence
•
Increase in generation output

2.1
1.0
0.9
3.0
1.4
0.7
0.6 0.6 0.6
0.7 0.7
2007 2008 2009 2010 2011 2012 P
28.4
29.3
30.3
29.6
30.1 30.1
2007 2008 2009 2010 2011 2012 P
94.0
91.7
99.0
93.9
84.1
93.6
96.0
97.0
98.0
98.5
88.6
2007 2008 2009 2010 2011 2012 P
License extension and renewal Salem 1 & 2
and Hope Creek
Hope Creek all-time generation record
Peach Bottom uprate 11 MW (based on
seasonal average)
INPO Index ( )**
NJ Units 1 Quartile
NJ Units 1 Quartile
* Total PS share nuclear generation.
**Index revised Jan 2011; average scores 4-7 points lower.
Nuclear Generation Output*
(000’s GWh)
Forced Loss Rate ( )
(%)
Continued focus on superior nuclear performance
as we maintain our drive for excellence
st
st

Emphasizing combined cycle fleet operating
enhancements and continuing to respond to market
dynamics
10
12
13
15 15
16
2007 2008 2009 2010 2011 2012 P
2.5
1.6
1.5
1.2
1.1
0.8
2007 2008 2009 2010 2011 2012 P
7768
7810
7691
7533
7519
7500
2007 2008 2009 2010 2011 2012 P
Combined Cycle Output
(000’s GWh)
Forced Outage Rate ( )
(% EFORD)
Period Heat Rate ( )
(Btu/kWh)
Highest fleet output ever in 2011
Continued improvement in forced outage
rate
Successful heat rate improvement program
Benefiting from spark spread and heat rate
expansion

A coal fleet ready for stronger markets as
investment in back-end technology prepared fleet
for EPA rules
13
13
9
11
8
6
2007 2008 2009 2010 2011 2012 P
7.9
8.4
4.8
4.2
6.6
4.0
2007 2008 2009 2010 2011 2012 P
0.91
0.96
0.83
0.4
0.34 0.34
0.20
0.21
0.19
0.17
0.24
0.16
2007 2008 2009 2010 2011 2012 P
Lower gas prices have resulted in coal / gas
switching
Forced outage rate in 2011 impacted by
Hudson 2 reheat tubes
Environmental footprint reduced with
back-end technology
Coal Output
(000’s GWh)
Forced Outage Rate ( )
(% EFORD)
SO
2
and NO
x
Rates ( )
(lb/MMBtu)
SO2
NO
x

19
13
14
15
10 10
2007 2008 2009 2010 2011 2012
77
91
92
95
93 93
2007 2008 2009 2010 2011 2012 P
Consistent record of start success (approx.
8,900 starts in 2011) provides opportunities in
ancillary and real-time markets
Adds flexibility to serve load and manage in a
diverse market environment
State NO
x
rules will influence fleet size
397 MW of new units currently in construction
% Start Success ( )
Forced Outage Rate ( )
(% EFORD)
Equivalent Availability ( )
(%)
97.0
98.9
99.3
98.3
97.4 97.4
2007 2008 2009 2010 2011 2012 P
Backed by a peaking fleet which provides the ability
to meet load during high demand periods

Improved operations added $150M in after-tax
value in 2011, with improvement in environmental
profile
• Nuclear capacity
• Nuclear equivalent availability
• Nuclear generation
• Total generation
• CC capacity
• CC generation
• Fossil EFORd
• Fossil equivalent availability
• SO
2
• NO
x
• 3,445 MW
• 81%
• 24.7 TWhrs
• 45.0 TWhrs
• 1,221 MW
• 4.6 TWhrs
• 11%
• 82%
• 80K Tons
• 26K Tons
• 3,632 MW
• 93%
• 30.1 TWhrs
• 54.0 TWhrs
• 3,162 MW
• 15.4 TWhrs
• 8.6%
• 88%
• 14K Tons
• 12K Tons
2004   2011 Today

Action taken consistent with industry guidance
Short Term
•
Conducted initial walk-downs of severe accident management procedures and equipment
– No issues identified
Long Term
•
Additional resources required (people / equipment) for potential multi-unit event
– Expand responsibility of existing site personnel
– Leverage existing on-site equipment and storage where possible
•
Review seismic assessments
– Consistent with recent reviews conducted for early site permit and license renewal
Developing action plan in response to NRC staff
review of Fukushima event

Cost control programs have contained growth in
O&M as production has increased
Power's O&M
$0
$500
$1,000
$1,500
O&M Pension
O&M cost control programs
have contained the growth
in expense
CAGR 2.9% for 2009 - 2011
2009                2010               2011*
$1,000
$500
$1,500
* Includes cancellation and renegotiation of a major contractual arrangement for parts & service.

In Service
Bridgeport Harbor 3 baghouse
Salem steam generator
Hope Creek uprate
Mercer baghouse
Hudson balance of plant
Keystone scrubber
Mercer scrubber
Hudson scrubber/SCR/baghouse
Spent fuel storage
Demonstrated success in managing large capital
projects, achieving/exceeding desired results
In Service
Date
Near Term
New Haven peakers
Kearny peakers
Peach Bottom uprate
Peach Bottom steam path retrofit
Conemaugh SCR
$2.1 Billion
$1.1 Billion
2007
2008
2008
2008
2008
2009
2010
2010
2004 - 2011
2012
2012
2015 - 2016
2012
2014

Conclusion of major environmental spend places
Power in good position to meet CSAPR and MATS
Current Regulations and Compliance Measures
Description
Hudson (NJ)
Mercer (NJ)
Keystone
(PA)
`Bridgeport
(CT)
Conemaugh
(PA)
Status
NO
x
SCR
SCR SCR
Low No
x
Burners
SCR
2014
Power is well
positioned for
CSAPR & MATS
SO
2
Scrubber Scrubber
Scrubber
Ultra-low
Sulfur Coal
Scrubber
Mercury/
Particulate
Baghouse &
Activated
Carbon
Baghouse
& Activated
Carbon
Scrubber &
SCR, ESP
Baghouse &
Activated
Carbon
Scrubber &
SCR, ESP
Capital Spend Planned No Additional Capital Spend Planned

1,408
453
1,187
407
404
576
ICAP UCAP
HEDD emission limits require environmental
modifications of peaking units in the state
PSEG
2,437
Others
1,482
New Jersey HEDD Capacity
ICAP MW*
PSEG Power HEDD Capacity
MW*
Potential conversion
to Gas
Water-injection,
under review
Uncontrolled;
Retire by May
2015**
*Excludes PSEG’s Hudson 1 (322 MW) which retired in 2011. **Replacing 271 MW ICAP with 267 MW of new peaking in 2012 at Kearny.
***PJM notified of planned retirement of 283 MW (ICAP), representing 183 MW (UCAP).
2,437
1,998
UCAP is the capacity used for PJM’s RPM auction
** ***

Completion of major environmental capital
upgrades reduces future capital requirements
Environmental Growth Maintenance
2006 2007 2008 2009 2010 2011 2012E 2013E 2014E
$300
$600
$900
290
580
600
580
570
800
520
370
340
PSEG Power Capital Expenditures
2006-2014E
E=Estimate.

Potential sites include:
Bergen
Essex
Kearny
Hudson
Linden
Sewaren
Bridgeport
Considerations include:
Interconnection Capacity
Space
Fuel
Permitting
Assessing the viability of existing sites for gas-fired
development:  Sewaren and Essex appear to be the most
promising locations

Strong emphasis on investing in our workforce to
drive operational excellence
•
Improved performance with investments in people
– Moved training center onsite at PSEG Nuclear
– Developed mobile training trailers for Fossil on-the-job training
•
Conducted leadership training / rotations through succession planning
•
Ensuring key position pipelines full – Nuclear operations
•
Maintain positive relationship with unions
– Ability to adapt quickly to changing conditions
– Roving workforce to support maintenance needs at different locations

Positioned to
Deliver Value
• Improved operating
performance of generation
fleet
• Met environmental
commitments
• Successfully executed
$2.1 billion of capital projects
• Disciplined hedging strategies
managed volatility and
reduced risk
• Nuclear up-rates and
improvements provide
additional, low cost generation
• Combined Cycle fleet able to
take advantage of gas prices
and spark spreads
• Meeting environmental
requirements
• Peaker construction adding
~400 MW in 2012
• Expansion opportunities
The business of PSEG Power:
Delivering Value
Delivered
on Promises

The Business of Power ER&T Shahid Malik President, PSEG Energy Resources & Trade

PSEG

$200
$150
$100
$50
$0
Jan-11
Apr-11
Jul-11
Oct-11

The business of PSEG Power:
Our strategic
direction emphasizes optimizing the financial
performance of Power’s assets
Hedging Strategy
Flexible
Portfolio
Environmental
Rules
Commodity
Markets
Locational
Advantage
Regulatory

$/MWh
Dark Spread ($/MWh)

$/MWh
Dark Spread ($/MWh)

0
20
40
60
80
100
Jan-10 Jul-10 Jan-11 Jul-11
-
10
20
30
40
50
Western Hub RTC Forward 2014 Dark Spread
0
20
40
60
80
100
Jan-08 Jul-08 Jan-09 Jul-09 Jan-10 Jul-10 Jan-11 Jul-11
-
10
20
30
40
50
Western Hub RTC Forward 2012 Dark Spread
Actively managing our fleet in a volatile commodity
market, with an asset profile that provides diverse
opportunities for value creation
•
Steep natural gas decline has had a major impact on US power prices and Dark Spreads
•
Coal prices have been supported by long-term contracting and international demand
•
Decline in Dark Spread has led to reduced coal-fired generation in the last 15 months
•
Power’s investments in dual-fuel capability at Hudson and Mercer coal units have made them more attractive than many other coal units in this environment, and we have switched to gas generation as economics dictate
2014 Forward Prices & Dark Spread 2012 Forward Prices & Dark Spread

0%
20%
40%
60%
80%
100%
2012 2013 2014
$0
$10
$20
$30
$40
$50
Coal hedging reflects 2012 supply matched with
2012 sales, with further optimization of our coal
position in the global market
Contracted Coal
• We actively manage coal supply and
transportation needs based on our
generation needs and market view
• Our power hedging strategy
mitigates financial exposure to coal
price volatility
• We have undertaken some financial
hedging to protect against expected
coal price declines
• As contracts expire in next two years
we will aggressively renegotiate
terms
% Hedged
(left scale)
$/MWh
(right scale)

$/MB
0
1
2
3
4
2012
2013
2014
2015

$/MWh
Spark Spread $/MWh
80
60
40
20
0
40
30
20
10
-
Jan-10
Jul-10
Jan-11
Jul-11
Western Hub RTC Forward 2014
Western Hub RTC Forward 2013
2014 Spark Spread
2013 Spark Spread

PSEG

•
Low power prices are not a good environment for any merchant generator, although Power is more of a hybrid with long-term contracting through BGS sales as well as forward hedging
•
Forward markets signal continued strength in Spark Spreads and Heat Rates
•
Strong spark spreads in the Northeast have benefitted our gas-fired fleet
•
Power is well positioned with hedged nuclear output and efficient combined cycle margin contribution
Henry Hub Gas Forwards
2013 and 2014 RTC
Forward Prices & Spark Spread
Managing our fleet to capitalize on volatility

NEW YORK
NEW JERSEY
PENNSYLVANIA
NEWARK
HUDSON
KEARNY
ESSEX
LINDEN
SEWAREN
EDISON
MERCER
BURLINGTON
NATURAL GAS FACILITIES
LIQUEFIED NATURAL GAS STORAGE PLANT
GENERAL OFFICE AND GAS SYSTEM OPERATIONS CENTER
INTERCONNECTIONS
PS POWER GENERATING STATION
GAS SUPPLIERS
COLUMBIA PIPELINE
TRANSCONTINENTAL
WILLIAMS
TEXAS EASTERN
ALGONQUIN
SPECTRA
TENNESSEE
EL PASO
P.S.E.&G.

An active gas management strategy providing
economic value to customers and our fleet
•
Large portfolio of gas transportation & storage assets
•
Manage gas supply needs of PSE&G and PSEG Power
•
Responsible for over 400 bcf of gas supply in 2011
•
126 bcf consumed by Power’s gas fired assets in 2011;
NJ units used 11% of total PJM gas
•
Well positioned to access Marcellus supplies; nearly
40% of pipeline capacity is adjacent to the region
•
Residential rates decreased eight times since January,
2009; total savings $614, or 35%

Dispatch Cost ($/MWh)

	√	√	√
	√	√	√
	√	√	√
		√	√

PSEG

PJM assets are well positioned along the dispatch curve
and maintain fuel optionality while also reducing the risk of serving full requirements contracts
Energy Revenue
Capacity Revenue
Ancillary Revenue
Dual Fuel
Peaking units*
Load following units
Nuclear
Coal
Combined Cycle
Steam
Peaking
Baseload units
Illustrative
* Some units have been announced for future retirements.
Salem
Hope
Creek
Keystone
Conemaugh
Hudson 2
Linden 1,2
Burlington 8-9-11
Edison 1-2-3
Essex 10-11-12
Bergen 1
Sewaren 1-4
Mercer 1, 2
Bergen 2
Sewaren 6
Mercer 3
Kearny 10-11
Linden 5-8 / Essex 9
Burlington 12  / Kearny 12
Peach
Bottom
Yards
Creek
National Park
Salem 3
Bergen 3

$0
$25
$50
$75
$100
2008 2009 2010 2011
Dark Spread Spark Spread PSEG Zone LMP's
Maximizing the dispatch of our coal and gas fleet to
maintain unit margins
$/MWh
•
Market prices have declined since 2008
•
Although dark spreads have declined, spark
spreads have increased
•
Since 2008 there has been active coal/gas
switching in our fleet
•
Coal generation and margin percentage
have been replaced by our combined cycle
output
50%
45%
47%
41%
50%
55%
53%
59%
0%
25%
50%
75%
100%
2008 2009 2010 2011
Coal Gas
72%
34%
36%
30%
28%
66%
64%
70%
0%
25%
50%
75%
100%
2008 2009 2010 2011
Coal Gas
% PSEG’s PJM Coal/Gas Generation % PSEG’s PJM Coal/Gas Energy Margin

Stateline 515 MW
Bay Shore 495 MW
Eastlake 1233 MW
Ashtabula 244 MW
Lake Shore 245 MW
Armstrong 343 MW
Viking Energy 16 MW
Bergen 21 MW
Cromby 3 MW
Mercer 115 MW
R.P. Smith 115 MW
Vineland 23 MW
Beckjord 1118 MW
Sporn 440 MW
Potomac River 482 MW
Indian River 170 MW
Benning 550 MW
Yorktown 159 MW
Ingenco Petersburg 3 MW
Chesapeake Energy Center 576 MW
Legend
Identified Retirements

PSEG

Operating within transparent markets undergoing
change in response to economic and regulatory
signals
Lower Reserve Margin
Regulatory — environmental retirements
Economic — load growth
Market — uneconomic units
New Build — minimal new generation currently
Higher Reserve Margin
Regulatory — subsidized generation
Economic — load decline
Market — demand response
New Build — Transmission
Generation Retirement Notifications since 11/2011
Source: PJM TEAC, 2/16/2012
PJM Deactivation Requests (MW) as of:
1/1/11 11/1/11 3/1/12
1,542 2,579 7,985

The Reliability Pricing Model has recognized the
locational value of Power’s generating fleet with
sites in the eastern part of PJM
$/MW-day
2011 / 2012 2012 / 2013 2013 / 2014 2014 / 2015
Power’s
Average Prices
$110 $153 $244 $162
Rest of  Pool
Prices
$110 $16 $28 $126
Latest and upcoming auction influenced by updated demand forecast and transfer capabilities
Factors in upcoming auction:
Environmental Retirements
Transmission
New Build
Higher Net CONE
Higher MOPR
Power’s 10,500 MW of assets received higher pricing, with nearly 1/3 of its capacity in PS North and nearly 2/3 of its capacity in EMAAC.

Full Requirements Component
Capacity Markets/RPM
Growing Renewable Energy Requirements
Component for Market Risk
Favorably hedging our generation at customer/load
centers through Power’s participation in each of the
BGS auctions
Market Perspective – BGS Auction Results
3 Year Average
Round the Clock
PJM West Forward
Energy Price
Capacity
Load shape
Transmission
Congestion
Ancillary services
Risk premium
Green
Note: BGS prices reflect PSE&G Zone.
2005 2006 2007 2008 2009 2010 2011 2012
$44 - $46 $67 - $70 $58 - $60 $68 - $71 $56 - $58 $48 - $50
$65.41
~ $21
$102.51
~ $32
$98.88
~ $41
$111.50
~ $43
$103.72
~ $47
$95.77
~ $47
$45 - $47
~ $48
$94.30
~ $46
$37 - $38
$83.88

30
25
20
15
10
5
0
(5)
$/MWH
Jun-00
Nov-02
May-05
Nov-07
May-10

PSEG

Managing the portfolio in a volatile basis
environment with market conditions continuing to
provide opportunity
MARKET DRIVERS
•
Extreme weather
•
Higher loads
•
Higher fuel prices
•
Transmission constraints
•
Fuel constraints
•
Milder weather
•
Lower loads
•
Lower gas basis
•
Transmission build
ON PEAK PS ZONE BASIS TO WEST HUB

√			
	√	√	√	
	√	√	√	
	√	√	√	√

Synchronized Reserve
$25
$20
$15
$10
$5
$-
$/MW
700
600
500
400
300
200
100
0
MW
1 3 5 7 9 11 13 15 17 19 21 23
MW
Mkt Price

Area Regulation
$25
$20
$15
$10
$5
$-
$/MW
300
250
200
150
100
50
0
MW
1 3 5 7 9 11 13 15 17 19 21 23
MW
Mkt Price

PSEG

Managing our ancillary revenue stream, which contributes
$100M in annual margin for Power, with potential to expand
services as dependence on intermittent resources grows
Reactive Regulation
Sync/Non-sync
Reserves
Black Start
Nuclear
Coal
Combined Cycle
CT

$140
$120
$100
$80
$60
$40
$20
$0
$/MWH
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2008 2009 2010 2011

$75
$50
$25
$0
2008 2009 2010 2011

In the midst of a declining price environment, PSEG Power’s
gross margin per MWh has remained robust
$52
$54
PSEG Power Gross Margin*
($/MWh)
$60
$55
Average Monthly PS Zone RTC LMP
($/MWh)
*Gross margin reflects energy and capacity pricing.

84 Note:  PJM totals do not include ATSI and DEOK regions; announced retirement totals inclusive of retirements from 1/1/2010.
The EPA is in the process of implementing Clean
Air Act rules which will impact supply
Region Total Capacity
(GW)
Total Coal Capacity
(GW)
Unscrubbed
Capacity
(GW)
Announced Coal
Retirements
(GW)
Announced Coal
Retirements
(as % of total)
PJM 180 79 30 14 8%
NY ISO 37 2.6 0.6 0.3 1%
ISO-NE 32 2.8 2.1 0.4 1%
U.S. Total 1,036 320 129 42 4%
Cross State Air Pollution Rule (CSAPR)
• Final rule issued July 2011, having effective date January 2012
• Rule would institute new, more stringent trading program for NO
x
and SO
2
emissions
• US DC Circuit Court ruled to stay implementation on 12/30/11 pending judicial review
• Final decision expected Summer 2012
Mercury and Air Toxics Standards (MATS)
• Final rule released December 2011
• Will require coal and oil-fired units to meet strict emissions limits, or retire
• Effective early 2015; provides case-by-case extensions where needed to comply
Source: MJB&A Tracking, Ventyx Velocity, EPA NEEDS v4.10, PJM, NYISO, ISO-NE.  As of 2/29/2012.

Cumulative Retirements Announced
(GW)
GW
45
40
35
30
25
20
15
10
5
0
2006
2007
2008
2009
2010
2011
2012
MATS finalized
36
CSAPR finalized
28
MATS proposed
17
CSAPR proposed
7
36 GW

PSEG

EPA’s clean air rules will impact electricity markets,
and Power is well prepared for environmental
regulations
Sources: MJB&A Analysis, EIA (2010), EPA NEEDs v4.10
Technology Est. Price Impact
($/MWh)
Natural Gas CC $0.10-$0.50
Combustion Turbine $1.00-$25.00
Coal (Controlled) $1.00-$5.00
Coal (Uncontrolled) $10.00-$20.00
Note:  Ranges are approximate reflecting variability in
emissions prices and differences among unit technology,
efficiency, fuel and environmental controls.
Energy
CSAPR Impact on NO
x
and SO2
Allowance Prices
Industry Impact:
•
Uncontrolled coal capacity considered at-risk of retirement, will impact reserve margins, capacity and energy prices
•
Older, less efficient, and uncontrolled plants will experience higher variable operating costs, impacting energy prices
Impact to PSEG Power:
•
Power’s clean fleet of nuclear, combined cycle, and environmentally advantaged coal units gives us a competitive edge when bidding into markets
Capacity

Power is an active participant in regulatory
stakeholder processes in support of competitive
markets
ISSUE/POLICY HOW ADDRESSED?
PJM
MOPR
CONE
DEMAND RESPONSE
RULES
ANCILLARY/ENERGY
Sufficiency/Exceptions under
regulatory review
FERC settlement/hearing
process on levels
Performance/eligibility/
compensation issues before
courts, FERC, EPA and PJM
stakeholder process
Regulation/Blackstart
modifications under
consideration in PJM
stakeholder process
NYISO CAPACITY
Jurisdictional dispute at FERC
over retirement decisions;
Buyer-side mitigation in NYC
also at FERC
NEPOOL FCM
Market design issues pending
at Court of Appeals, FERC and
ISO-NE stakeholder process
•
PJM RPM rules for capacity markets
•
PJM Energy/Ancillary Services Market Rules
•
New England Capacity Markets
•
New York Energy Markets
•
Trade Associations and ISO/RTO Senior
Committees
Recent Rulings
•
FERC challenge of Cost of New Entry (CONE)
rules
•
PJM Regulation rules
•
Capacity payments in New England for Forward
Capacity Auction 1 (FCA)

Contracting longer term hedges and other products
provides medium term financial stability
Contracted Energy
2012 2013 2014
Volume TWh 34 34 34
Base Load % Hedged 100% 85-90% 30-35%
(Nuclear and Base Load Coal)
Price $/MWh $59 $53 $57
Volume TWh 19 18 20
Intermediate Coal, Combined % Hedged 35-40% - -
Cycle, Peaking
Price $/MWh $59 - -
Volume TWh 53 52 54
Total % Hedged 75-80% 55-60% 20-25%
Price $/MWh $59 $53 $57
* Hedge percentages and prices as of February 9, 2012. Revenues of full requirement load deals based on contract price, including renewable energy credits, ancillary, and transmission components but excluding capacity. Hedges include positions with MTM accounting treatment and options.
*

Positioned to
Deliver Value
Delivered on
Promises
• Achieved consistent gross
margin per MWh results
• Successfully managed flexibility
of fleet during periods of
volatility
• Increased participation in the
ancillary services market
• Fuel switching in our NJ coal
fleet
• Successfully implemented clean
portfolio
• Utilize assets across the dispatch
curve to be able to take advantage of
volatility
• Manage risk and exposure in both low
and high market price environments
• Active fuel procurement and power
hedging strategy
• Positioned for environmental changes
• Active participant in regulatory and
stakeholder processes
The business of PSEG Power:
Successfully
executed its strategy, delivered value today, and is
well positioned for tomorrow’s challenges

Q&A

PSEG – Financial Review & Outlook Caroline Dorsa Executive Vice President and Chief Financial Officer

PSEG’s execution of its financial program supports
sustainable, long-term shareholder value
Delivered on
Promises
Positioned to
Deliver Value
• Earnings guidance achieved
• Execution of capital
programs strengthened the
balance sheet and reduced
financial risk
• Continued 105 year track
record of paying common
dividend
• Expect to deliver value over the
long term as regulated company
earnings increase as a percent of
total earnings
• Strong balance sheet and cash
flow from both businesses to fund
capital program and maintain
investment optionality
• 2012 Dividend re-set and future
growth supported by outlook for
regulated earnings and total
cash flow

$0.63
$2.35
$2.15
$0.11
$0.12
$0.04
$1.03
$0.85
$1.67
2009 2010 2011
Our business mix has changed with PSE&G
growing from 20% to 38% of operating earnings
Operating Earnings by Subsidiary*
*See page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings; All periods reflect Texas in
Discontinued Operations.
$3.09 $3.12 $2.74
PSE&G
Power
Other

Realized Operating Earnings versus Guidance Ranges
*See page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings; Reflects Texas in Discontinued
Operations.
Our strong 2011 subsidiary performance enabled
PSEG to deliver at the top end of our guidance
$450
$500
$550
2011
$700
$800
$900
2011
$1,200
$1,300
$1,400
2011
PSE&G
Power PSEG

($0.5)
$0.0
$0.5
$1.0
$1.5
$2.0
In 2011, PSE&G funded its capital program with
internal cash flow, and paid a meaningful dividend
to PSEG
PSE&G 2011 Cash Flows
(1) PSE&G Cash from Operations adjusts for securitization principal repayments of ~ $210M, and Includes ~$490M Bonus Depreciation
Cash from
Ops (1)
Dividend to
Parent
LTD
Redeemed
LTD Issued
Reduced
Cash on
Hand
Capital
Investment

($0.5)
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
In 2011, Power had $1.7B of free cash flow, which
was used to support the shareholder dividend and
strengthen its balance sheet
(1) Power Cash from Operations includes Bonus Depreciation ~$315M
Power 2011 Cash Flows
Cash from
Ops (1)
Texas
Sale
Capital
Investment
Dividend
to Parent
LTD
Redemption
LTD
Issuance
Cash
Investment
Free Cash
Flow: $1.7B

-$0.5
$0.5
$1.5
$2.5
$3.5
$4.5
In 2011, PSEG executed its capital program and
had over $2B of free cash flow supporting the
dividend and strengthening the balance sheet
Power Cash
from
Ops (1)
PSE&G
Cash from
Ops (1)
Asset
Sales &
other net
cash flow
PSE&G
Capital
Investment
Power Capital
Investment
Shareholder
Dividend
Debt
Redeemed
LTD
Issued
Cash
Investment
PSEG 2011 Cash Flows
Free Cash
Flow:
$2.1B
(1)
PSE&G Cash from Operations includes Bonus Depreciation ~$490MP.  Power Cash from Operations includes Bonus Depreciation ~$315M.
(2)
PSE&G Cash from Operations adjusts for securitization principal repayments of ~ $210M

$1,000
$1,250
$1,500
$1,750
$2,000
$2,250
$2,500
2011 2012E 2013E 2014E
O&M Pension
PSEG Consolidated O&M
(1)
CAGR (’11-’14) = 2.9%
(1) Excludes O&M related to PSE&G clauses.  E = Estimate.
Focus on business drivers supports overall cost
control
2012 – 2014:
Cyclical maintenance
expenses at Power
Growth in transmission &
appliance service
Headcount relatively flat
Total fringe costs declining

Amended
Benefit
Plans
Contributions in $Millions
PBO Funded Ratio (%)
PSEG

Pension contributions will significantly decline as
our pension plan approaches being fully funded
Pension Plan Funded Status and Company Contributions
E =Estimate
$0
$100
$200
$300
$400
$500
2009 2010 2011 2012E 2013E 2014E
70%
80%
90%
100%

Holdings Growth
$0.1B
1%
Environmental
$0.2B
3%
Maintenance
$1.3B
20%
PSE&G
Growth
$4.4B
66%
Power Growth
$0.7B
10%

PSE&G
$5.4B
80%
Power
$1.1B
17%
Parent SC
$0.1B
1.5%
Holdings
$0.1B
1.5%

PSEG

PSEG’s consolidated capital spending is focused
on growth, with minimal environmental spending
PSEG 2012-2014E Capital Spending
$6.7 Billion
by Subsidiary
PSEG 2012-2014E Capital Spending
$6.7 Billion
Growth / Environmental / Maintenance
E = Estimate; Capital excludes IDC and AFUDC.

$1.33
$1.37 $1.37
$1.42
2009 2010 2011 2012E
Modest and Sustainable
Dividend Growth Consistent
With Stable Regulated
Growth and Cash Generation
Outlook at PSEG Power
The 2012 dividend increase reflects a reset to
the dividend and a revision to our payout policy
PSEG Annual Common Dividend Per Share
E = Estimate

0%
10%
20%
30%
40%
50%
60%
70%
80%
2009 2010 2011 2012-2014E
Average
PSEG Power
Funds from Operations / Total Debt
Our focus on building a strong balance sheet
places us in an advantageous position to capitalize
on selected new opportunities
Power’s free cash flow
produces solid credit
measures despite low
natural gas prices
Free Cash Flow
(1)
~950 ~750 ~1,725 Average: ~415
Dividends to Parent 850
(2)
549 500 Average: ~525
(in $Millions)
(1) Free Cash Flow represents cash from operations less cash used for Capital investment; E = Estimate.
(2) Excludes dividend to Parent associated with transfer of Texas assets to PSEG Power.

PSEG’s strong credit profile provides the financial flexibility for a range of ~$750M to >$1B of capital allocation options
depending upon business mix and return profile
2012-2014E PSEG Sources & Uses
Sources Uses
Power Cash
from Ops
PSE&G Cash
from Ops
(1)
Debt
Redeemed
PSE&G Capital
Investment
Power Capital
Investment
Shareholder
Dividend
Debt
Issuances
Holdings
& Other
Net Cash
Flow
Cash
(1) PSE&G Cash from Operations adjusts for securitization principal repayments of ~$680M in 2012-2014.  E=Estimate.

PSEG has a variety of options to enhance
shareholder value
New Reliability Based Transmission
Solar 4 All Extension
Energy Efficiency
Gas Infrastructure
New Build at Power
Holdings Solar
Future Dividend Growth

Guidance
$1.31
$1.13
PSEG’s 2012 earnings guidance of $2.25 to $2.50
reflects continued improvement at PSE&G and a
decline in margins at Power
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
2011 Operating Earnings* 2012E Earnings Guidance*
PSE&G Earnings Per Share
2012 Assumptions
PSE&G
Growth in investments that provide
contemporaneous returns
Transmission
Distribution economic stimulus programs
Programs supporting NJ’s Energy Master
Plan
Power
Impacted by lower energy prices
Near term effects minimized by hedges in place
~400MW new Peaking capacity in-service mid
2012
Energy Holdings / Parent
Operating earnings guidance of $0.07 to $0.09
Power Earnings Per Share
Guidance
$1.10
$1.05
$0.00
$0.50
$1.00
$1.50
$2.00
2011 Operating Earnings* 2012E Earnings Guidance*
*See page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings; 2011 reflects Texas in Discontinued
Operations. E = Estimate

PSEG’s long-term outlook is influenced by Power’s
hedge position and increased investment at
PSE&G
2013
2014
Each $1/mcf Change in Natural Gas
Each $2/Mwh Change in Spark Spread
Each $2/Mwh Change in Dark Spread
Each 1% Change in Nuclear Capacity Factor
Each 3% Change in Depreciation Rate
Segment EPS Drivers
Each $100 Million of Incremental Investment
Each 1% Change in Sales:
Electric
Gas
Each 1% Change in O&M
Each 10 bp Change in ROE
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
$0.14 - $0.17
$0.04
$0.02
$0.01
$0.01
$0.04 - $0.07
$0.04
$0.01
$0.01
$0.01
Note: EPS impacts assume normal market commodity correlation and demand.

A growing earnings contribution from our regulated
operations better positions us to grow cash returns
to shareholders
% of Earnings
2009 - 2011
72%
28%
PSE&G Rest of PSEG
E = Estimate
2012 - 2014E
47%
53%
~
~

Holdings has significantly reduced its portfolio and
will continue to monetize legacy assets
Solar
Investments
Regulated
Energy
Leases &
Other
Merchant
Energy
Leases
LILO/SILO
Leases
International
Investments
Holdings Investment
Portfolio
$4.9B
$1.2B
Merchant
Energy Leases
Regulated
Energy Leases
& Other
Texas
Texas Transfer &
Sale ~$600M
LILO/SILO Lease
Terminations
~$1.2B
International &
Other Global
Asset Sales
~$2.1B
Dynegy Lease
Reserve ~$0.2B
2006
2011
Note: 2006 and 2011 data reflect book values of assets. Transactions reflect market values for asset dispositions or, in the case of Dynegy, book value reserve taken in 2011.

Tax Update
Final LILO/SILO settlement executed
Closing agreement establishes certainty for cross
border lease tax treatment for all years
Settlement Agreement, closing tax years 1997
through 2003, was also executed
Immaterial earnings impact and expected net refund
of ~$100M

PSEG Value Proposition
Operating
Excellence
Regulatory/
Market
Drivers
Financial
Strength
Disciplined
Investment
•
Clean, low cost Nuclear, CCGT, and Coal generating fleet
•
Large, reliable electric and gas distribution operations
•
Energy markets in midst of transformational change
Environmental compliance costs and low natural gas prices to force retirements of 11 to 25 GW of existing generation in PJM

Infrastructure upgrades/reliability requirements driving regulated investment
•
PSEG in position to benefit from higher market prices for
power and 13% CAGR in regulated rate base
•
Strong balance sheet provides flexibility and liquidity to
finance growth opportunities
•
Meaningful 2012 dividend increase and revised dividend
policy
•
Management long-term incentive leveraged to
shareholder value creation

PSEG – Summary Ralph Izzo Chairman, President and Chief Executive Officer

Q&A

Executive Profiles

Ralph Izzo
Chairman, President and Chief Executive Officer
Public Service Enterprise Group Incorporated
Ralph Izzo was elected chairman and chief executive officer of Public Service Enterprise Group Incorporated
(PSEG), in April 2007. He was named as the company’s president and chief operating officer and a member of the board of directors of PSEG, in October 2006. Previously, Mr. Izzo was president and chief operating officer of Public
Service Electric and Gas Company (PSE&G).
Since joining PSE&G in 1992 Mr. Izzo was elected to several executive positions within PSEG’s family of companies, including PSE&G senior vice president – utility operations, PSE&G vice president – appliance service, PSEG vice president - corporate planning, Energis Incorporated senior vice president – finance and information services, and PSE&G vice president - electric ventures.  In these capacities he broadened his experience in the areas of general management, strategic planning and finance.
Mr. Izzo is a well-known leader within the utility industry, as well as the public policy arena.  He is frequently asked to testify before Congress and speak to organizations on matters pertaining to national energy policy.  Mr. Izzo’s career began as a research scientist at the Princeton
Plasma Physics Laboratory, performing numerical simulations of fusion energy experiments.  He has published or presented over 35 papers on magnetohydrodynamic modeling. Mr. Izzo received his Bachelor of Science and Master of Science degrees in mechanical engineering and his Doctor of Philosophy degree in applied physics from Columbia University.  He also received a Master of Business Administration degree, with a concentration in finance from the Rutgers Graduate School of Management. He is listed in numerous editions of Who’s Who and has been the recipient of national fellowships and awards.  Mr. Izzo has received Honorary Degrees from the New Jersey Institute of Technology
(Doctor of Science), Thomas A. Edison State College (Doctor of Humane Letters), and Bloomfield College (Doctor of Humane Letters).
Mr. Izzo serves as chair of Rutgers University Board of Governors and on the board of directors for the New Jersey Chamber of Commerce, the New Jersey Utilities Association, the Edison Electric Institute (EEI), the Nuclear Energy Institute (NEI), the Institute for Nuclear Power
Operations (INPO), the National Center on Addiction and Substance Abuse at Columbia University (CASA), and The Center for Energy
Workforce Development.  He is also a member of the Columbia University School of Engineering Board of Visitors and the Princeton
University Adlinger Center for Energy and the Environment Advisory Council.

J.A. “Lon” Bouknight, Jr.
Executive Vice President and General Counsel
Public Service Enterprise Group Incorporated
Public Service Electric and Gas Company
PSEG Services Corporation
Mr. Bouknight was a partner in the Washington law office of Steptoe & Johnson, where he served as a member of the regulatory and industry affairs department and as former chairman of the firm.  His practice focused on the electric power industry and on antitrust and competition issues in both regulated and unregulated industries.
From 2005 to 2008, Mr. Bouknight served as executive vice president and general counsel of Edison International, a major electric company based in California.
A graduate of Duke University School of Law, Mr. Bouknight has authored a number of articles and lectured extensively on energy industry and competition topics.
J.A. Bouknight, Jr. (“Lon”) was named executive vice president and general counsel in January,
2010. He had been Executive Vice President – Law since November 2009. In his current position, he has general supervisory responsibilities for the law department, office of the corporate secretary, business assurance and resilience, and public affairs and sustainability.  Mr.
Bouknight also serves as Executive Vice President, PSEG Power.

Caroline Dorsa
Executive Vice President and Chief Financial Officer
Public Service Enterprise Group Incorporated
Public Service Electric and Gas Company
PSEG Services Corporation
Ms. Dorsa is responsible for all financial functions, including Internal Audit Services.  She also leads the Information
Technology and Procurement organizations.  She is a member of PSEG’s corporate executive leadership team.
Ms. Dorsa had been a Director of Public Service Enterprise Group Inc. (PSEG) since 2003, and a member of PSEG's Audit,
Corporate Governance and Finance Committees.
Ms. Dorsa joined PSEG from Merck & Co., Inc. where she most recently served as senior vice president – global human health, strategy and integration. Immediately prior to her most recent role at Merck, Ms. Dorsa held positions as senior vice president and chief financial officer at both Avaya, Inc., and Gilead Sciences, Inc. Earlier in her career, she held a range of financial positions at Merck, including serving as vice president and treasurer of the company for over 12 years. She was also the Secretary of the Finance Committee of Merck's Board of Directors.
Prior to joining Merck, Ms. Dorsa worked for Mayor Edward Koch of the City of New York promoting economic development in midtown Manhattan.  Ms. Dorsa is a member of the Board of Trustees of the Newark Museum and a member of the Junior
Achievement of New Jersey State Board of Directors in Princeton, NJ. She is also a member of the Board of Directors of
Biogen Idec (NASDAQ: BIIB), a biopharmaceutical company located in Cambridge, MA.
Ms. Dorsa holds a B.A. from Colgate University and an M.B.A from Columbia Business School.
Caroline Dorsa was named executive vice president and chief financial officer for Public
Service Enterprise Group Incorporated (PSEG) in April 2009. She is also the executive vice president and chief financial officer of Public Service Electric and Gas Company (PSE&G), and PSEG Services Corporation.

Anne E. Hoskins
Senior Vice President – Public Affairs & Sustainability
PSEG Services Corporation
Anne E. Hoskins serves as senior vice president – public affairs and sustainability of PSEG Services Corporation. In this position, she is responsible for PSEG’s federal and state governmental affairs; environmental, health and safety policy and compliance; and sustainability initiatives and leads the development of public policy positions on issues affecting the company.
Prior to this appointment, she was vice president – federal affairs and policy. Ms. Hoskins also is a member of PSEG’s executive officer group and the PSEG corporate foundation.  Prior to joining
PSEG, Ms. Hoskins served as senior and regulatory counsel for Verizon Wireless and as an associate in the law firm of McCarter and English, an attorney in the United States Office of the
Comptroller of the Currency, and as policy adviser in the Governor’s Office of Policy and Planning in New Jersey.
Ms. Hoskins holds a doctor of law degree from Harvard Law School, a master of public affairs degree from the Woodrow Wilson School at Princeton University, and a bachelor of science degree from
Cornell University.
Ms. Hoskins serves as a trustee for the New Jersey chapter of The Nature Conservancy and is on the board of trustees for New Jersey Future, the Children’s Specialized Hospital Foundation, Inc.,
Drumthwacket Foundation, Sustainable Jersey and Clean Air, Cool Planet -- a northeast environmental collaborative to address climate change.

Thomas P. Joyce
President and Chief Nuclear Officer
PSEG Nuclear
Thomas P. Joyce was named president and chief nuclear officer of PSEG Nuclear (Nuclear), in
October 2008. He had been senior vice president – operations of Salem/Hope Creek for Nuclear, since June 2007. Mr. Joyce was also vice president – Salem, since January 2007, and previously assumed the role of PSEG Nuclear’s site vice president as part of the Nuclear Operating Services
Agreement between PSEG and Exelon Corporation in 2005.
Mr. Joyce has more than 35 years of experience in commercial nuclear power operations. Under his leadership as president and chief nuclear officer, Salem and Hope Creek combined to set a new site generation record in 2009. In 2011, the stations also received approval from the Nuclear Regulatory Commission (NRC) to extend their operating licenses an additional 20 years. Reinforcing the company’s strong ties to the local community, the license renewal approvals did not encounter any formal legal contentions like many other plants across the country.  While leading Salem, the station completed two successful reactor vessel head replacement outages. Salem Unit 1 completed its outage capturing the world record for shortest head replacement outage.
Prior to PSEG Mr. Joyce was site vice president at Exelon Nuclear’s Braidwood Station. During his tenure the station achieved overall performance improvements and retained its excellent INPO rating.  The plant completed a refueling in 15 days, 14 hours – setting a record for outage efficiency among U.S. pressurized water reactors.  Before serving at Braidwood he held leadership positions at Exelon’s Byron, Dresden and Zion Stations, and in the corporate offices of both Exelon
Corporation and Exelon Nuclear.
Mr. Joyce holds a Bachelor of Science degree in nuclear engineering from the University of Missouri at Rolla, and a Master of Business Administration degree from the Keller Graduate School of Management.  While at Byron, he earned his senior reactor operators (SRO) license.

Ralph A. LaRossa
President and Chief Operating Officer
Public Service Electric and Gas Company
Ralph A. LaRossa was named president and chief operating officer of Public
Service Electric and Gas Company (PSE&G), in October 2006. Prior to this position he was vice president - electric delivery for PSE&G.
Mr. LaRossa joined PSE&G in 1985 as an associate engineer and advanced through a variety of management positions in the utility’s gas and electric operations.  In 1998 he received Gas Industry
Magazine’s Outstanding Manager of the Year Award.  PSE&G is New Jersey’s largest electric and gas utility.
Mr. LaRossa is a graduate of Stevens Institute of Technology and has completed the Harvard
Business School’s Program for Management Development. He serves on the board of directors for the American Gas Association (AGA), New Jersey Utilities Association (NJUA), New Jersey
Performing Arts Center (NJPAC), Partnership for a Drug-Free NJ, Choose New Jersey, and
Bergen County’s United Way. He also serves on the board of trustees for Montclair State
University and the Newark Alliance, as well as on the corporate advisory board for the Boys & Girls
Clubs of New Jersey.

William Levis
President and Chief Operating Officer
PSEG Power
PSEG Nuclear operates the Salem and Hope Creek nuclear generating stations in New Jersey and is a part owner of the Peach Bottom generating station.  Under Levis’ leadership, the Salem and Hope Creek stations advanced to their highest levels of performance, producing record generation and achieving top quartile performance in a number of indicators including INPO Index.  PSEG Fossil operates the company’s portfolio of natural gas, coal and oil-fired electric generating units.  Its two New Jersey coal plants have been retrofitted with approximately $1.5 billion of back-end technology equipment, making them two of the cleanest coal burning plants in the nation.  Under
Levis’ leadership, many of the process improvements from nuclear were modified and implemented across Fossil.  These changes dramatically improved the performance of the entire fleet and resulted in record generation and reliability with a reduced environmental footprint.  PSEG Energy Resources & Trade (ER&T) manages PSEG Power’s generation portfolio and basic gas supply service, the purchase of fuel, and buys and sells electric and gas commodity.  ER&T is responsible for taking Power’s assets to the energy markets.
Before coming to PSEG, Mr. Levis was Exelon Nuclear’s vice-president – Mid-Atlantic operations.  During his years at Exelon, Mr. Levis oversaw significant improvements, setting records for total annual megawatt production and establishing efficiency records for refueling outages.  Prior to joining Exelon, Mr. Levis worked at Ontario Hydro’s Pickering Plant and held several positions over a five-year period with
Carolina Power & Light’s Brunswick facility.  During this time, the station was removed from the NRC Watch List and set new records in the areas of safety, production, and cost.
Mr. Levis has a Bachelor of Science degree in marine engineering from the U.S. Naval Academy and holds an SRO (senior reactor operator)
certification.  He retired as a commander in the Naval Reserves and attained his professional engineer license in 1985.  Mr. Levis serves as a member of Pennsylvania Congressman James Gerlach’s Service Academies Selection Committee.  He is also a member of Nuclear
Energy Institute’s Board of Directors, and serves as a member of the Institute of Nuclear Power Operations (INPO) National Nuclear
Accrediting Board.
William Levis is president and chief operating officer of PSEG Power, a position he’s held since June 2007.  PSEG
Power is a major, unregulated independent power producer in the U.S. with three main subsidiaries: PSEG Nuclear,
PSEG Fossil, and PSEG Energy Resources and Trade (ER&T). PSEG Power operates one of the most balanced portfolios in the country, both in terms of fuel mix and market segment.  Its low-cost, load following fleet is geographically well positioned in competitive markets.

Shahid Malik
President
PSEG Energy Resources & Trade
Mr. Malik has an extensive background in the energy industry across the oil, gas, electric and renewable energy sectors in
Europe and the United States.  Previously, he was with Pittiglio, Rabin, Todd & McGrath (PRTM) in Pittsburgh, PA and
was responsible for all aspects of growing the global energy practice, with a primary focus on the North American utility sector.
Prior to that he served as President & CEO of Strategic Energy, Great Plains Energy’s unregulated retail marketing subsidiary and a provider of energy and services to business clients in North America.  He was accountable for the
Company’s strategy and operations and led a successful turnaround of the company, achieving significant growth in products and services while reducing costs.
Mr. Malik’s career has included Executive Leadership positions with several energy companies including Entergy
Corporation, Reliant Energy and BP Oil Company. In addition, he served on the Board of Directors of South Jersey
Industries (NYSE: SJI) prior to joining PSEG.  Mr. Malik has been in the energy business for more than 20 years, since receiving his Economics degree from Manchester University in England and an MBA from Rice University, Houston.
He sits on the Boards of Gilda’s Club (Cancer Care Centers) and Pittsburgh Musical Theater.
Shahid Malik was elected President of PSEG Energy Resources & Trade (ER&T) in December,
2011.  PSEG operates one of the most balanced portfolios in the country, both in terms of fuel mix and market segment (base load units, load following units and peaking units), and Mr. Malik is essentially responsible for taking these assets to market. He oversees PSEG’s generation portfolio, basic gas supply service, and the purchase and sale of all energy commodities.

Randall E. Mehrberg
Executive Vice President, Strategy & Development
PSEG Services Corporation
President
PSEG Energy Holdings
Randall E. Mehrberg is president of PSEG Energy Holdings.  PSEG Energy Holdings develops, manages and owns renewable energy solutions.  PSEG Energy Holdings also owns power plants, energy, real estate and other investments in the United States. Mr. Mehrberg is also PSEG’s executive vice president responsible for corporate strategy, mergers and acquisitions and corporate communications.  He is a member of PSEG’s corporate executive leadership team and has responsibility for overseeing the corporate balanced scorecard.
Mr. Mehrberg joined PSEG after serving for eight
years in various executive leadership positions at Chicago-based Exelon Corp., most recently as executive vice president, chief administrative officer and chief legal officer.
Prior to his tenure at Exelon, Mr. Mehrberg was an equity partner in the Chicago law firm of Jenner & Block, where he worked from 1980 to 1993 and again from 1997 to 2000. He represented corporations, individuals, not-for-profits and government entities in a broad range of matters.  From 1993 to 1997 he served as lakefront director and general counsel for the City of Chicago’s Park District.
Mr. Mehrberg holds a Doctor of Law degree from the University of Michigan Law School and a Bachelor of Science degree in economics magna cum laude from the University of Pennsylvania’s Wharton School of Business. He has been active in a number of business and civic organizations, including serving on the board of Nuclear Electric Insurance Limited. Mr.
Mehrberg currently serves as a board member of the University of Pennsylvania Medical School and the University of
Michigan Law School, The Center for Collaborative Change, NJN Television Foundation, Millennium Park and the Lincoln
Park Zoo. Mr. Mehrberg has been the recipient of numerous civic awards, such as the AJC Judge Learned Hand Human
Relations Award, the Mexican-American Legal Defense and Education Fund Legal Services Award, the Chicago Bar
association David C. Hilliard Award, the Catholic Charities Award for Service to the Poor, and the H.O.P.E. for the People
Award – Man of the Year.

Margaret M. Pego, SPHR
Senior Vice President – Human Resources and
Chief Human Resources Officer
PSEG Services Corporation
Margaret M. Pego was named senior vice president – human resources and chief human resources officer of PSEG Services Corporation, in December 2006. Prior, she had been vice president – human resources.  Ms. Pego joined PSEG in 1974, and has held a variety of management positions in the human resources department. Ms. Pego holds a Bachelor of Arts degree in business administration from William Paterson College, and a Master of Business
Administration degree with a concentration in management and labor relations from Seton Hall University. In addition, she holds a certificate in EEO studies from Cornell University, and has also completed the Human Resources Executive
Program at the University of Michigan. She is also certified as a senior professional in human resources.
Ms. Pego is active in several local and national organizations; including the EEI Chief HR Executives Policy Committee; the
American Gas Association HR Policy Committee; The Conference Board Advisory Council of HR Management – Council of
HR Executives; and the Society for Human Resources Management. She is the former Chair of Center for Energy
Workforce Development (CEWD) Executive Counsel. She is a former member of the Supreme Court of New Jersey
Attorney Ethics Committee. Ms. Pego is a 2002 Leadership New Jersey graduate, a 1997 TWIN Honoree, 2006 Executive
Woman of New Jersey Honoree and 2008 NJ Best 50 Women in Business Honoree.  In addition, she is a member of the board of trustees of the American Conference on Diversity, the Boys and Girls Club Concert for Kids Committee, College of
Saint Elizabeth, Rutgers Business School and the Children’s Specialized Hospital.

Appendix

PSEG 2012 Operating Earnings Guidance
- By Subsidiary
$ millions (except EPS) 2012E 2011
PSEG Power $575 – $665 $ 845
PSE&G $530 – $560 $ 521
PSEG Energy Holdings/Parent $35 – $45   $ 23
Operating Earnings* $1,140 – $1,270 $ 1,389
Earnings per Share $ 2.25 – $ 2.50 $2.74
* See page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Consolidated Debt / Capitalization
(1)
Includes debt due within one year and short-term debt; excludes Securitization Debt and Non-Recourse Debt.
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
2009 2010 2011
Equity
Debt
(1)
Preferred
Stock
Debt 7,311 7,812 7,060
Preferred Stock 80 0 0
Common Shareholders Equity 8,788 9,633 10,270
Debt plus Equity 16,179 17,445 17,330
Debt Ratio 45.2% 44.8% 40.7%
(in $Millions)

PSEG Consolidated Debt / Capitalization
(1) Long-Term Debt includes Debt due within one year; excludes Securitization Debt and Non-Recourse Debt.
(2) Power includes Texas Non-recourse Debt
December 31, 2009 December 31, 2010 December 31, 2011
PSE&G Short-term Debt - $                               - $                               - $
PSEG Money Pool Short-term Debt 530 64 -
Total Short-term Debt 530 64 -
Long-term Debt
(1)
:
Power
(2)
3,121 3,455 2,751
PSE&G 3,571 4,283 4,270
Holdings 127 - -
Parent / Services (38) 10 39
Total Long-term Debt 6,781 7,748 7,060
Preferred Stock 80 - -
Total Common Stockholders' Equity 8,788 9,633 10,270
TOTAL CAPITALIZATION 16,179 $                         17,445 $                         17,330 $
December 31, 2009 December 31, 2010 December 31, 2011
Debt 7,311 7,812 7,060
Preferred Stock 80 - -
Total Common Stockholders' Equity 8,788 9,633 10,270
Debt Plus Equity 16,179 $                         17,445 $                         17,330 $
Debt Ratio 45.2% 44.8% 40.7%
PSEG Consolidated ($Millions)

At the end of 2011, Power and Parent available
liquidity totaled approximately $4.1 billion
Expiration Total Available
Company Facility Date Facility Usage Liquidity
($Millions)
PSE&G 5-year Credit Facility Apr-16 $600 $0 $600
5-Year Credit Facility (Power) Dec-12 $1,525 1 $75 $1,450
5-Year Credit Facility (Power) Apr-16 $1,000 $0 $1,000
5-Year Bilateral - Credit Suisse (Power) Sep-15 $100 $100 $0
5-year Credit Facility (PSEG) Dec-12 $477 2 $12 $465
5-year Credit Facility (PSEG) Apr-16 $500 $0 $500
Total $4,202 $4,015
$643
PSE&G ST Investment $115
Total Liquidity Available
$4,773
Total Parent / Power Liquidity $4,058
1
Power Facility was reduced by $75 million in December 2011
2
PSEG Facility was reduced by $23 million in December 2011
PSEG /
Power
PSEG Money Pool ST Investment

PSEG Resources Leveraged Lease Portfolio
Lessee Equipment
12/31/11*
Invested
($ millions)
S&P
Credit
Rating**
REMA (GenOn) Keystone, Conemaugh & Shawville (PA)
3 coal fired plants (1,162 equity MW)
332 B
Dynegy Holdings Danskammer & Roseton Generating Station (NY)
370 MW coal fired and 1,200 MW oil/gas fired
0 NA
Edison Mission
Energy (EME)
Powerton & Joliet Generating Stations (IL)
2 coal-fired generating facilities (1,640 equity MW)
218 CCC+***
Merrill Creek –
(PECO, MetEd,
Delmarva P&L)
Reservoir in NJ 129 BBB,
BBB-,
BBB+
Grand Gulf Nuclear station in Mississippi (154 equity MW) 102 A+
Renaissance Ctr. Office towers located in Detroit, MI leased to GM 41 BB+
Wal-Mart Portfolio of 17 Wal-Mart stores 30 AA
E-D Centers Portfolio of 8 shopping centers 23 NR
Total Leases $875
* The investment does not reflect the impact of deferred taxes. **As of March 1, 2012. NA/NR: Not Applicable/Not Rated.
***Indicative rating reflecting either Lessee, additional equity collateral support or parent company unsecured debt rating.

Operated by PSEG Nuclear
PSEG Ownership: 100%
Technology: Boiling Water Reactor
Total Capacity: 1,173MW
Owned Capacity:  1,173MW
License Expiration: 2046
License renewal approved
July 2011
Next Refueling
Spring 2012
Operated by PSEG Nuclear
Ownership: PSEG -- 57%,
Exelon – 43%
Technology: Pressurized Water Reactor
Total Capacity: 2,326MW
Owned Capacity: 1,336MW
License Expiration: 2036 and 2040
License renewal approved
June 2011
Next Refueling
Unit 1-- Spring 2013
Unit 2 – Fall 2012
Operated by Exelon
PSEG Ownership: 50%
Technology: Boiling Water Reactor
Total Capacity: 2,247MW
Owned Capacity: 1,123MW
License Expiration: 2033 and 2034
Next Refueling
Unit 2 –Fall 2012
Unit 3 – Fall 2013
Hope Creek
Salem Units 1 and 2
Peach Bottom Units 2 and 3
Our five unit nuclear fleet is a critical element of
Power’s success

130 $0 $5 $10 2012 2013 2014 Anticipated Nuclear Fuel Cost Hedged Nuclear fuel needs have been hedged through 2014

The full requirements BGS rate recognizes the
forward PJM capacity market price
Capacity Price per RPM Auction for PSEG Zone Capacity Price per BGS Tranche
2012-2013 155 $                  Three Year Average ($/MW-day) 188 $
2013-2014 245 $                  MW per Tranch (varies by EDC) ~115
2014-2015 164 $                  Days per Year 365
Three Year Average ($/MW-day)
188 $
Capacity Cost per Tranche 7,902,360 $
MWh per Tranche
Energy MW per Tranche (varies by EDC) ~115
Hours per Year 8,760
Load Factor (varies by EDC) ~42%
MWh per Tranche 400,000
Capacity Cost per MWh
20 $

Slow economic recovery in NJ is constraining
growth in all market sectors
•
Modest residential growth limited
by housing market inactivity and
the slow economic recovery
•
Consumer spending is trending
with the slow economic recovery
and impacting growth in the
commercial sector
•
Industrial sales growth continues
to be constrained by slow
economic recovery
0.1%
0.1%
0.3%
(0.0%)
1.0%
0.8%
0.2%
0.8%
2012 - 2014 Projected
Sales* Growth - Gas
2012 - 2014  Projected
Sales* Growth - Electric
Residential Commercial Industrial Total
Residential Commercial Industrial Total
*  Weather normalized estimated annual growth per year over forecast period

(Millions)

(Thousands)

(Millions)

(Thousands)

PSEG

Key economic indicators forecast renewed growth
over the 2011 to 2014 timeframe
•
The New Jersey economy increased by 2.0%
annually from 2009 to 2011 and is anticipated to
grow 2.3% per year from 2011 to 2014
•
New Jersey total non-farm employment declined
by 0.4% annually from 2009 to 2011 and is
expected to grow 1.4% per year from 2011 to
2014
•
Real personal income in New Jersey increased by
1.6% annually from 2009 to 2011 and is expected
to increase 2.3% per year from 2011 to 2014
•
Single family housing starts declined by 4.9%
annually from 2009 to 2011 and are expected to
increase ~33% per year from 2011 to 2014
Source: HIS Global Insight January 2012 Forecast.
NJ Total Employment
3,700
3,800
3,900
4,000
4,100
2009 2011 2014
NJ Real Gross State Product
$400,000
$420,000
$440,000
$460,000
$480,000
$500,000
2009 2011 2014
NJ Real Personal Income
$360,000
$380,000
$400,000
$420,000
$440,000
$460,000
2009 2011 2014
NJ Single Family Housing Starts
0
5
10
15
20
2009 2011 2014

New Jersey Board of Public Utilities (BPU)
The Board of Public Utilities consists of five commissioners appointed by the Governor.  These appointees are confirmed by the NJ Senate for six-year, staggered terms.  The Governor appoints one of the five to serve as Commission President. Currently, the five commissioners are:
Robert Hanna, Commission President
Jeanne M. Fox
Joseph L. Fiordaliso
Nicholas Asselta
Mary-Anna Holden
Stefanie Brand, Director of the Division of Rate Counsel

Items Excluded from Income from Continuing
Operations to Reconcile to Operating Earnings
Please see Page 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Page A
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)
2011 2010 2009 2008
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 50 $            46 $         9 $             (71) $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) 107             (1)             (11)             14
Lease Transaction Losses (Energy Holdings) (173)            -              29              (490)
Market Transition Charge Refund (PSE&G) -                 (72)           -                -
Gain (Loss) on Asset Sales and Impairments (Energy Holdings) 34              -              -                (13)
Total Pro-forma adjustments 18 $            (27) $        27 $           (560) $
Fully Diluted Average Shares Outstanding (in Millions)
507             507          507            508
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.10 $         0.09 $      0.02 $        (0.14) $
Gain (Loss) on MTM (PSEG Power) 0.21            -           (0.02)          0.03
Lease Transaction Loss (Energy Holdings) (0.34)           -           0.05           (0.96)
Market Transition Charge Refund (PSE&G) -             (0.14)        -             -
Gain (Loss) on Asset Sales and Impairments (Energy Holdings) 0.06            -           -             (0.03)
Total Pro-forma adjustments 0.03 $         (0.05) $     0.05 $        (1.10) $
For the Year Ended
December 31,
Pro-forma Adjustments, net of tax
Per Share Impact (Diluted)
Earnings Impact ($ Millions)